UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2026

BEELINE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38182	20-3937596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

188 Valley Street, Suite 225

Providence, RI 02909

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (458) 800-9154

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	BLNE	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 27, 2026, Beeline Holdings, Inc. (the “Company”) entered into an agreement (the “Letter Agreement”) with the holder of Series A Convertible Redeemable Preferred Stock (the “Series A”) pursuant to which the parties agreed to an amendment to the Certificate of Designations, Preferences and Rights of the Series A Convertible Redeemable Preferred Stock (the “Series A Certificate of Designations”) to allow the holder to convert up to 2,000,000 additional shares of Series A into shares of the Company’s common stock at a conversion price of $2.00, instead of $1.75, during the redemption period provided for therein. As a result, the holder converted the 2,000,000 shares of Series A into 500,000 shares of common stock on January 29, 2026.

After this conversion, there are currently 4,425,102 shares of Series A which convert into 1,264,315 shares of common stock. The Company plans to redeem those shares of Series A at price of $2.00 per underlying share of common stock within the next 90 days.

Pursuant to the Letter Agreement the holder agreed not to sell shares of the Company’s common stock representing more than 5% of the reported volume on the Nasdaq Capital Market on any trading day.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The transactions described in Item 1.01 of this Current Report on Form 8-K were exempt from registration under Section 3(a)(9) of the Securities Act of 1933.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 28, 2026, in accordance with the terms of the Letter Agreement, the Company filed a Certificate of Amendment to the Series A Certificate of Designations (the “Series A Certificate of Amendment”). The material terms of the Series A Certificate of Amendment are summarized under Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference

The foregoing descriptions of the Series A Certificate of Amendment and Letter Agreement do not purport to be complete, and are qualified in their entirety by the complete texts, copies of which are filed as Exhibits 4.1 and 10.1 to this Current Report on Form 8-K and are incorporated herein by reference. The original Series A Certificate of Designations was previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 29, 2025.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
4.1	Certificate of Amendment to Certificate of Designations, Preferences and Rights of the Series A Convertible Redeemable Preferred Stock
10.1	Form of Letter Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2026

BEELINE HOLDINGS, INC.

By:	/s/ Nicholas R. Liuzza, Jr.
Nicholas R. Liuzza, Jr.
Chief Executive Officer